SEMI-ANNUAL REPORT

                                       JANUARY 31, 2001


                                       DAVIS NEW YORK
                                       VENTURE FUND



















[DAVIS FUNDS LOGO]

DAVIS NEW YORK VENTURE FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

Dear Fellow Shareholder,

There is always a list of worries circulating in the market. Right now, for example, some people are worried about what you might call the four E's--earnings, the economy, euro weakness and energy costs. Other people are worried about the three T's--trade deficits, terrorism or unrest in the world and taxes. Yet others are worried about the three I's--interest rates, inflation and integrity, whether in government or in corporate accounting.

To become a successful investor you have to look beyond those worries. First, you must be committed to the concept that investing in equities is a proven way to build wealth over generations.(1) Second, you must do your homework before you invest the way you would do your homework before buying a house. You would call in experts such as an appraiser and a building engineer to help you evaluate the condition of the house, the neighborhood, the schools, the house's record of appreciation and historical and projected property tax rates.

Third, and perhaps most important of all, you must think long term. You have to look two, three or more years ahead so you are not caught up in the quarterly earnings revision game or the momentum game. When you buy a house, you intend to own it for a while. If you thought you might be moving and sell the house in a few months, you would rent rather than buy. Being a short-term stock trader is akin to signing month-to-month leases as opposed to being an owner or long-term investor.

At the Davis Funds, we focus on themes that we believe are likely to prevail over a decade or more. One theme that has been successful for us in the past and that we continue to like is financial stocks, which offer a play on the growing retirement market and the increasing interest of baby boomers in investing for their retirement. Financial stocks have also benefited from the trend to industry restructuring and consolidation and from low inflation and the long business expansion, which has limited credit risk.(2)

A future demographically related theme that might be a logical extension of the financial theme is the growing global market for new medicines. As baby boomers reach retirement age, they will tend to use more medications, and medical advances are also lengthening life expectancies. These new medicines may be invented by existing pharmaceutical companies, by emerging biotech and genetic research companies or, most likely, by a combination of these groups via consolidation, joint ventures, and joint operating and marketing agreements.(2)

To be a successful investor, we also think you have to focus on the price you pay for ownership of a particular company as well as on the prospects for businesses and themes. That is true too if you are purchasing a house.
You may love the house, but if it is overpriced, it is not a good buy.

Paying attention to price is especially important now as we do not expect the secular explosion in equity prices that we experienced over the past two decades when the Dow Jones Industrial Average advanced from 1,000 to 10,000. Instead, we anticipate the market will move in a broad trading range during the next few years. To our mind, 10,000 looks like a value point that is being established on the downside, although prices could certainly go lower in a recession or a real bear market. At the same time, given today's earnings, future prospects for growth and where we are in the business cycle, it would require a serious rewriting of the history books to get the Dow much above 15,000 in the next five years or so.

DAVIS NEW YORK VENTURE FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================



Our strategy is to follow a practice of watchful waiting, using an add and trim policy. If you are a committed equity investor and have done your homework, as market rotation drives certain industries into disfavor, you can take advantage of opportunities there. Conversely, when a group has been in favor for six months or more, then it may be advisable to do some trimming or at the very least hold off on increasing those positions.

We think that good money will still be made in stocks over the next few years, but it will be made by leaning against the wind--that is, by buying on weakness and lightening up on strength in a choppy market. In this climate, we will continue to stick with high quality, well-managed companies that we believe offer solid potential for sustainable earnings growth over the long term.(3)

Sincerely,





/s/ Shelby M.C. Davis
Shelby M.C. Davis
Senior Research Adviser

March 5, 2001

DAVIS NEW YORK VENTURE FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS

PERFORMANCE OVERVIEW

The Davis New York Venture Fund continues to outpace the Standard & Poor's 500 Index.(4) The Fund's Class A shares delivered a total return on net asset value of 4.72% for the six-month period and 12.90% for the one-year period ended January 31, 2001.(5) By way of comparison, the S&P 500(R) returned (3.98)% and (0.90)%, respectively, over the same time periods.

The Davis New York Venture Fund is the only fund now open to new investors that has consistently outperformed the S&P 500(R) over all 10-year periods (calendar years) since the Fund's inception on February 17, 1969.(6) The Fund's Class A shares have generated an average annual total return of 14.98% since inception versus a return of 12.32% for the S&P 500(R) over the same time frame.

According to Morningstar, "Davis New York is set to close the books on its sixth consecutive year of outperformance, thanks to focus and legwork. Comanagers Ken Feinberg and Chris Davis concentrate on the long term to the exclusion of all else.... By sticking with their companies for a long time, they've gotten to know the companies much better than their competition. In addition, they pore over a company's books and do all the intensive research needed to get a true picture of a company's prospects. Thus, they're better than most of their rivals at figuring out when bad news will blow over and when it's time to sell. The Davis firm and the fund's board share management's long-term outlook, too, so there's not a lot of pressure to sell because of a bad earnings announcement.(7)

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS

Q.  How would you describe the performance of the Fund last year?

A. In the year 2000, the Davis New York Venture Fund produced strong investment returns both in absolute terms and also relative to the S&P 500(R) Index against which Ken and I judge ourselves. These are good results but there is a danger in trying to read too much into short-term results and an even greater danger of becoming complacent when short-term results are good. Despite our mistakes, which I will describe below, we are generally pleased with the performance of the businesses that we own. We believe the portfolio is made up of high-quality companies run by first-class managers. More importantly, the fact that these managers are capable of creating value in all types of economic and market conditions is reassuring in such uncertain times and helps keep us focused on the long term.(8)

Q. What is your perspective on the market turmoil that seemed to characterize the year 2000?

DAVIS NEW YORK VENTURE FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

A. As contrary as this might sound, Ken and I would describe the market last year as generally rational. To understand this description, it is important to remember that stocks represent ownership interests in businesses and that there is a fundamental difference between the price of a stock, which can be affected by changes in psychology and sentiment, and the value of a stock, which can only be determined by the present value of the cash generated by the underlying business. Over the past several years, we have been operating in an environment where price and value became disconnected. Companies with little or no cash flow (or prospects of generating any) and therefore stocks that had little or no value were being priced at enormously high levels. Meanwhile, many businesses with strong cash flow and reasonable growth were being priced as if they were doomed to fade into oblivion. Beginning in the second quarter of last year, price and value began to converge with the result that many companies with very high prices plunged while others with more reasonable valuations recovered somewhat. It is striking that the relatively modest movement in the S&P 500(R) masks enormous underlying price swings, with many large, widely owned stocks falling 50-90% from their highs. It is because of this general convergence between price and value that we would characterize the market of 2000 as more rational.

Q.  Can you provide some perspective on the portfolio?

A. In reviewing the portfolio, I am reminded of Clint Eastwood's Western, The Good, the Bad and the Ugly, as we certainly made decisions that fall into all three categories.

Looking first at "The Good," market volatility created opportunities both on the buy side and the sell side. In the early part of the year when anything associated with the "Old Economy" was languishing, we were presented with opportunities to add to top-notch pharmaceuticals such as American Home Products,9 Bristol-Myers and Merck, all we believe at reasonable prices. To my father's comments earlier in this report in which he outlines the strong demographic underpinnings of this high-quality industry, I can only add that the recent presidential election would seem to mitigate some of the industry's regulatory risk.

The market also showed a distinct aversion to anything controversial. In such an environment, investors have a "shoot first and ask questions later" attitude when good companies become involved in controversy. Such was the case with Tyco, when a poorly researched newsletter called into question Tyco's accounting policies. In the resulting panic, the stock price collapsed, providing an opportunity to buy this growing company at a value price. Importantly, one can only take advantage of such opportunities with the conviction that comes from research. Without question the research effort that Ken led on Tyco was first-rate.

Our opportunistic purchase of Costco also falls into the category of seeing opportunity amid controversy. Long a favorite of growth investors, the shares of Costco fell almost 50% from their high when earnings came in below expectations. This disappointment resulted from a number of developments that Ken and I consider as positives not negatives, such as an increase in the opening of new stores and the success of Costco's partnership with American Express. Both of these developments result in higher short-term costs but long-term value creation. We had followed this well-run company for many years and are delighted that such a short-term overreaction provided an opportunity to establish a position at reasonable prices.

DAVIS NEW YORK VENTURE FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

Other "good" buys during controversial times that warrant mention include Providian, Tellabs and Philip Morris.

"The Good" category also includes an important contribution from good sells. These sells in turn can be divided in two groups. In the first group were companies where investor euphoria drove valuations to unjustifiable levels. Most of this selling took place early in the first quarter. This was fortuitous timing, as we certainly did not foresee the massive collapse in technology that began shortly thereafter. Rather, we were simply applying the valuation discipline that is essential in our investment philosophy. We sold all of our Oracle and SAP shares, the vast majority of our Applied Materials position and a significant portion of our holdings in Texas Instruments, all at prices dramatically above where these stocks currently trade.

The second kind of good sells were in companies whose reported results were helped by nonrecurring or lower quality sources of income, such as venture capital or pension gains. Although we remain admirers of Intel and of IBM, we significantly reduced our holdings in each reflecting our concern that the companies' recurring earnings base was somewhat less than the reported results would indicate.

This brief discussion, alas, wraps up "The Good" portion of our report, leaving only "The Bad" and "The Ugly."

In "The Bad" category, Ken and I would place holdings whose business prospects have deteriorated generally because of factors that lay outside of the companies' control, such as the slowing economy. In some cases, such as the media companies Gannett and Tribune or the industrial company Dover, stock prices have fallen in anticipation of worsening results. In other cases, such as Masco, the largest supplier to Home Depot, and Martin Marietta Materials, a well-run gravel company, operating results have already been impacted much more than we would have predicted. Interestingly, while both Masco and Martin Marietta fell steeply from their highs, both ended the year modestly up. My definition of this category of holdings as "bad" does not describe our view of these businesses or the people who run them, but simply reflects the fact that the weakening economy will have an important impact on their short-term operating results that in some cases is worse than we would have forecast.

Onto "The Ugly": a category I define as companies whose stock prices are down as a result of deteriorating business prospects and missteps by management, at least in the short term. I must further divide this group into companies in which we still have confidence and companies in which our confidence has been shaken by our misjudgment.

In the first group, the performance of printing company Lexmark was certainly ugly. While we began buying the company when it was already down 20% from its high, the shares continued to plunge because of deteriorating business conditions as well as some operating mistakes. Similarly, the shares of Hewlett-Packard have fallen in conjunction with disappointing results that also stemmed from both a weakening business environment as well as overly optimistic predictions by the management team. Although we were undoubtedly mistaken in our short-term predictions for these companies and although their managements have clearly made some missteps, we still have confidence in them.

DAVIS NEW YORK VENTURE FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

The most important category to report to shareholders is the segment within "The Ugly" category that we must classify as our most serious mistakes: AT&T, Motorola and Lucent, which together cost our shareholders approximately 400 basis points of performance in the year 2000. In reviewing our investment rationale and process, we have concluded that we were mistaken about these holdings for very different reasons.

In the case of AT&T, rapid developments in technology and important changes in regulations allowed a host of new competitors, ranging from the old local phone companies (or RBOCs) to brand-new, well-capitalized start-ups such as Level Three, to gain important advantages in AT&T's core long-distance and business-services operations. We were slow to recognize AT&T's strategic vulnerability or anticipate the dramatic deterioration in pricing that resulted from these developments. Unfortunately, these types of mistakes are always difficult to prevent and predict, as technological and regulatory changes are often unexpected. Nevertheless, we certainly will never again underestimate the enormous effect that capital and regulators can have on the competitive landscape, nor will we overestimate the ability of a new CEO to change quickly a slow-moving corporate culture. Clearly Mike Armstrong faced a Herculean task. In reviewing our investment in AT&T, Ken recently reminded me of Warren Buffett's quip that in investing, unlike competitive diving, there are no extra points awarded for the degree of difficulty.

In the case of Motorola, I remember my grandfather's observation that the four most expensive words on Wall Street are, "This time is different." Operating as the company does in the enormous growth businesses of telecommunications and semiconductors, it seemed likely that despite its five-year history of poor execution Motorola could be poised for years of profitable growth. Unfortunately, the company has been slow to address the causes of this chronic mis-execution and to correct its apparently poor financial controls and lack of capital discipline.

I have saved the worst for last and now turn to Lucent, whose well-documented fall from grace is common knowledge. The reason we call Lucent the worst is because it was the most preventable of the mistakes we made in the year 2000.

When studying manufacturing companies or financial companies, our analysis always incorporates a careful assessment of the balance sheet and cash flow statements as well as the income statement. In technology, we, like many others, gave little attention to anything but the income statement. In this case, with perfect hindsight, that proved to be a mistake. The income statement was distorted in a way that might have been anticipated if we had placed as much emphasis on the company's cash flow statement as on its income statement. Although we purchased shares in Lucent after they had fallen almost one-third from their high and although the company had reported year-end net income for 1999 of over $3 billion, the company's cash flow statement revealed this shocking fact: while generating over $3 billion of net income (adjusted for an accounting change) and adding back another $1.8 billion of depreciation, the company still lost over $270 million of cash flow from operations. Given Lucent's then-stellar reputation and record, we were too easily reassured in our subsequent conversations with senior management and overlooked the now obvious significance of this glaring discrepancy. In the following months, the company went on to miss an important product cycle, which penalized revenue and forced these accounting issues to the surface.

DAVIS NEW YORK VENTURE FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

Given the magnitude of Lucent's decline, the near unanimity of investor pessimism, the prospect of a new CEO and the pending spin-off of Lucent's valuable semiconductor business, we continue to own the shares and will report to you in future letters as to the final outcome of this saga.

It is our hope that going forward we will be able to repay a certain amount of the loss produced by this mistake through the avoidance of future mistakes. Rest assured that we have been reminded again of the importance of cash earnings (or what we call "owner earnings") and of the vagaries of GAAP (generally accepted accounting principles) earnings.

Q.  What is your investment outlook?

A. Looking ahead, I can only echo my father's concerns that we will not again enjoy the wonderful environment of the last two decades for some time to come. It is clear to Ken and me that corporate margins are at precarious levels and that the quality of corporate earnings has deteriorated in recent years. It is further obvious to us that the impact of "the wealth effect" and a rising stock market has been significant on everything from rising retail sales and soaring venture capital gains, to falling GAAP compensation expense due to the hidden cost of stock options and lower required contributions to fund pension plans. Unfortunately, it does not yet seem that the potential negative impact of a reversal in these factors has been fully appreciated.

In such an environment and in the spirit of my father's comments earlier in this report, I would add our commitment to the three S's. We are committed to being selective--that is, to remaining focused on the quality of the businesses that we own; to being sensitive to the relationship between price and valuation, which benefited us in our selling early in the year 2000; and to scrutinizing financial and regulatory statements for the sorts of accounting gimmicks that cost us so much in our Lucent investment.

While the opportunities that allowed for the handsome results enjoyed by investors over the last two decades are likely gone, our core business of buying reasonably priced well-run companies for the long term remains the best method we know for building wealth over time. In this type of environment, investors will not get the instant gratification of huge annual returns, but instead must be patient and bear in mind Ben Graham's observation: "The investor who buys securities when the market price looks cheap on the basis of the company's statements and sells them when they look high on the same basis probably will not make spectacular profits. But, on the other hand, he will probably avoid equally spectacular and more frequent losses. He should have a better than average chance of obtaining satisfactory results. And this is the chief objective of intelligent investing.(10)

On a final note, while the management of the Davis New York Venture Fund is a team effort, our significant additions to Tyco, Tellabs, Philip Morris and Providian were all driven by Ken, with help from the research team. One of the advantages of writing this letter is that I know that Ken himself would never acknowledge his contribution for which he deserves our sincere thanks.

DAVIS NEW YORK VENTURE FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

As the investment climate deteriorates and the storm clouds gather over the market, we cannot assure you that we will make rapid progress in the years ahead. But we can assure you that we shall continue to make every effort to ensure that the portfolio is well-founded and supported by companies capable of riding out the storms that may follow so many years of fair weather.(3)

--------------------------------------

This Semi-Annual Report is authorized for distribution only when accompanied or preceded by a current prospectus of Davis New York Venture Fund which contains more information about risks, fees and expenses. Please read the prospectus carefully before investing or sending money.


(1) Historically, common stocks have outperformed both bonds and cash. There can be no assurance that investing in equities will continue to build wealth in the future.

(2) There is no guarantee that the financial services or medical sectors will in fact continue to outperform the overall market.

(3) Davis Funds investment professionals make candid statements and observations regarding economic and market conditions; however, there is no guarantee that these statements, opinions or forecasts will prove to be correct. All investments involve some degree of risk, and there can be no assurance that the Davis Funds' investment strategies will be successful. Prices of shares will vary so that, when redeemed, an investor's shares could be worth more or less than their original cost.

(4) The S&P 500(R) Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.

DAVIS NEW YORK VENTURE FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

(5) Total return assumes reinvestment of dividends and capital gain distributions. Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor's shares may be worth more or less than when purchased. Below are the average annual total returns for Davis New York Venture Fund's Class A shares for periods ending January 31, 2001. Returns for other classes of shares will vary from the following returns:

(WITHOUT a 4.75% sales charge taken into consideration)

------------------------------------------------------------------------------------------------------------------
FUND NAME                  1 YEAR              5 YEAR                 10 YEAR               INCEPTION
------------------------------------------------------------------------------------------------------------------
New York Venture A         12.90%              19.90%                 19.78%                14.98% - 02/17/69
------------------------------------------------------------------------------------------------------------------

(WITH a 4.75% sales charge taken into consideration)
------------------------------------------------------------------------------------------------------------------
FUND NAME                  1 YEAR              5YEAR                  10 YEAR               INCEPTION
------------------------------------------------------------------------------------------------------------------
New York Venture A         7.53%               18.74%                 19.20%                14.80% - 02/17/69
------------------------------------------------------------------------------------------------------------------

(6) Past performance is not a guarantee of future results. The Fund's 10-year average annual total return has surpassed the S&P 500(R) for all rolling 10-year time periods since its inception. This example compares the average annual total return earned by Class A shares of Davis New York Venture Fund against the return earned by the S&P 500(R) Index for rolling 10-year time periods ending December 31 of each year. The Fund's returns assume an investment in Class A shares on January 1 of each year with all dividends and capital gain distributions reinvested for a 10-year period. The figures were not adjusted for any sales charges which may be imposed. If sales charges were imposed, the reported figures would be lower.

(7) Source: Morningstar Mutual Funds, December 20, 2000.

(8) Davis New York Venture Fund manages risk by adherence to a strict price discipline. Equity markets are volatile and there can be no assurance that investors will earn a profit. The Fund's net asset value per share will fluctuate and an investor in the Fund may lose money.

(9) See the Schedule of Investments for a detailed list of portfolio holdings.

(10) The Interpretation of Financial Statements (1937 edition) by Benjamin Graham and Spencer Meredith.



Shares of the Davis Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

DAVIS NEW YORK VENTURE FUND
SCHEDULE OF INVESTMENTS
January 31, 2001 (Unaudited)
==================================================================================================================
                                                                                                         VALUE
      SHARES                                     SECURITY                                              (NOTE 1)
-------------------------------------------------------------------------------------------------------------------
COMMON STOCK - (92.10%)

    ADVERTISING AGENCIES - (0.05%)
       880,000        WPP Group PLC.......................................................   $      11,343,966
                                                                                             -----------------
    BANKS AND SAVINGS & LOAN ASSOCIATIONS - (6.90%)
     1,262,000        Bank One Corp. .....................................................          49,470,400
     7,026,200        Golden West Financial Corp. ........................................         376,182,748
    14,121,473        Lloyds TSB Group PLC................................................         144,474,698
       785,100        State Street Corp. .................................................          88,661,343
     2,994,700        U.S. Bancorp........................................................          88,493,385
    15,921,000        Wells Fargo & Co. ..................................................         820,090,710
                                                                                             -----------------
                                                                                                 1,567,373,284
                                                                                             -----------------
    BUILDING MATERIALS - (3.98%)
     4,036,700        Martin Marietta Materials, Inc. (b).................................         171,034,979
    22,187,800        Masco Corp..........................................................         532,507,200
     4,419,920        Vulcan Materials Co.................................................         201,017,962
                                                                                             -----------------
                                                                                                   904,560,141
                                                                                                  904,560,141
                                                                                             -----------------
    CONSUMER PRODUCTS - (3.76%)
     1,580,000        Gillette Co. .......................................................          49,959,600
    18,253,800        Philip Morris Cos., Inc. ...........................................         803,167,200
                                                                                             -----------------
                                                                                                   853,126,800
                                                                                             -----------------
    DATA PROCESSING - (0.13%)
       480,000        First Data Corp. ...................................................          29,188,800
                                                                                             -----------------
    DIVERSIFIED - (2.57%)
         8,522        Berkshire Hathaway, Inc., Class A*..................................         582,904,800
             4        Berkshire Hathaway, Inc., Class B*..................................               9,000
                                                                                             -----------------
                                                                                                   582,913,800
                                                                                             -----------------
    DIVERSIFIED MANUFACTURING - (7.47%)
     4,352,600        Dover Corp. ........................................................         180,197,640
     2,892,000        Minnesota Mining and Manufacturing Co. .............................         319,999,800
    19,425,000        Tyco International Ltd. ............................................       1,196,543,536
                                                                                             -----------------
                                                                                                 1,696,740,976
                                                                                             -----------------
    ELECTRONICS - (3.54%)
     3,736,107        Agilent Technologies, Inc.*.........................................         203,804,637
       927,200        Applied Materials, Inc.*............................................          46,678,725
    1,971,133         Koninklijke Philips Electronics N.V. ...............................          75,297,281
     2,891,842        Molex Inc...........................................................         125,524,017
     8,020,000        Texas Instruments Inc. .............................................         351,276,000
                                                                                             -----------------
                                                                                                   802,580,660
                                                                                             -----------------
     ENERGY - (1.01%)
     2,352,143        Devon Energy Corp. .................................................         128,897,436
     1,303,200        Schlumberger Ltd....................................................         100,085,760
                                                                                             -----------------
                                                                                                   228,983,196
                                                                                             -----------------

                                       10

DAVIS NEW YORK VENTURE FUND
Schedule of Investments - Continued
January 31, 2001 (Unaudited)
===============================================================================================================
                                                                                                   VALUE
      SHARES                                     SECURITY                                         (NOTE 1)
---------------------------------------------------------------------------------------------------------------
COMMON STOCK - CONTINUED

    FINANCIAL SERVICES - (17.43%)
    24,513,200        American Express Co. ...............................................   $   1,154,535,256
    17,156,216        Citigroup Inc. .....................................................         960,233,410
     4,957,400        Dun & Bradstreet Corp.* (b).........................................         124,430,740
     3,314,600        Freddie Mac.........................................................         202,190,600
    17,152,900        Household International, Inc. ......................................         985,948,692
     4,174,600        Moody's  Corp. .....................................................         116,888,800
     7,120,000        Providian Financial Corp. ..........................................         415,452,000
                                                                                             -----------------
                                                                                                 3,959,679,498
                                                                                             -----------------
    FOOD/BEVERAGE & RESTAURANT - (2.01%)
    15,570,800        McDonald's Corp. ...................................................         457,002,980
                                                                                             -----------------
    HOTELS - (0.81%)
     3,991,000        Marriott International, Inc., Class A...............................         184,224,560
                                                                                             -----------------
    INDUSTRIAL - (1.48%)
    10,556,800        Sealed Air Corp.* (b)...............................................         336,022,944
                                                                                             -----------------
    INVESTMENT FIRMS - (3.27%)
     6,078,380        Morgan Stanley Dean Witter & Co. ...................................         515,142,705
     5,223,200        Stilwell Financial, Inc.............................................         227,000,272
                                                                                             -----------------
                                                                                                   742,142,977
                                                                                             -----------------
    LIFE INSURANCE - (0.52%)
     1,500,000        Sun Life Financial Services of Canada...............................          34,875,000
     2,837,400        UnumProvident Corp. ................................................          82,908,828
                                                                                             -----------------
                                                                                                   117,783,828
                                                                                             -----------------
    MULTI-LINE INSURANCE - (2.47%)
     5,178,310        American International Group, Inc. .................................         440,259,916
     1,232,600        Loews Corp. .........................................................        119,808,720
                                                                                             -----------------
                                                                                                   560,068,636
                                                                                             -----------------
    PHARMACEUTICAL AND HEALTH CARE - (9.25%)
    13,896,400        American Home Products Corp. .......................................         821,277,240
     9,588,800        Bristol-Myers Squibb Co. ...........................................         593,450,832
     1,490,000        Eli Lilly and Co. ..................................................         117,412,000
     3,661,628        GlaxoSmithKline PLC ADR*............................................         192,418,551
     3,839,400        Merck & Co., Inc. ..................................................         315,521,892
     1,105,000        Pharmacia  Corp. ...................................................          61,902,100
                                                                                             -----------------
                                                                                                 2,101,982,615
                                                                                             -----------------
    PROPERTY/CASUALTY INSURANCE - (2.81%)
     1,616,300        Chubb Corp. ........................................................         116,373,600
     2,137,900        Progressive Corp. (Ohio)............................................         200,855,705
     3,309,300        Transatlantic Holdings, Inc. (b)....................................         320,671,170
                                                                                             -----------------
                                                                                                   637,900,475
                                                                                             -----------------




                                       11



DAVIS NEW YORK VENTURE FUND
SCHEDULE OF INVESTMENTS - Continued
January 31, 2001 (Unaudited)
===================================================================================================================
                                                                                                         VALUE
      SHARES                                     SECURITY                                              (NOTE 1)
-------------------------------------------------------------------------------------------------------------------
COMMON STOCK - CONTINUED

    PUBLISHING - (0.93%)
       748,500        Dow Jones & Co., Inc. ..............................................   $      45,396,525
     1,628,000        Gannett Co., Inc. ..................................................         103,215,200
     1,575,200        Tribune Co. ........................................................          63,496,312
                                                                                             -----------------
                                                                                                   212,108,037
                                                                                             -----------------
    REAL ESTATE - (0.58%)
       372,800        Centerpoint Properties Corp. .......................................          17,156,256
       529,300        Equity Residential Properties Trust.................................          27,724,734
     2,313,100        General Growth Properties, Inc......................................          87,920,931
                                                                                             -----------------
                                                                                                   132,801,921
                                                                                             -----------------
    TECHNOLOGY - (6.89%)
     5,550,000        BMC Software, Inc.*.................................................         161,296,875
    16,337,450        Hewlett-Packard Co. ................................................         600,237,913
     2,436,800        Intel Corp. ........................................................          90,237,750
     2,008,800        International Business Machines Corp. ..............................         224,985,600
     7,747,600        Lexmark International, Inc.* (b)....................................         445,487,000
     5,083,600        Novell, Inc.*.......................................................          43,687,188
                                                                                             -----------------
                                                                                                 1,565,932,326
                                                                                             -----------------
    TELECOMMUNICATIONS - (9.45%)
     7,389,473        AT&T Corp. .........................................................         177,273,457
     2,031,500        AT&T Wireless Group* ...............................................          52,758,055
     5,533,400        Loral Space & Communications, Ltd.*.................................          32,647,060
    26,525,000        Lucent Technologies, Inc. ..........................................         493,365,000
    22,156,800        Motorola, Inc. .....................................................         505,396,608
    12,271,000        Tellabs, Inc.*......................................................         794,930,719
     3,182,000        TyCom, Ltd.*........................................................          90,050,600
                                                                                             -----------------
                                                                                                 2,146,421,499
                                                                                             -----------------
    TRANSPORTATION - (1.71%)
     6,264,000        United Parcel Service, Inc., Class B................................         387,741,600
                                                                                             -----------------
    WHOLESALE - (3.08%)
    15,110,000        Costco Wholesale Corp.*.............................................         699,309,688
                                                                                             -----------------

                           Total Common Stocks - (identified cost $15,833,312,128)........      20,917,935,207
                                                                                             -----------------

PREFERRED STOCK - (0.22%)
    2,000,000         General Growth Properties, 7.25%, 07/15/08, Conv. Pfd.
                                    - (identified cost $50,000,000).......................          50,000,000
                                                                                             -----------------


                                       12

DAVIS NEW YORK VENTURE FUND
SCHEDULE OF INVESTMENTS - Continued
January 31, 2001 (Unaudited )
===================================================================================================================
                                                                                                         VALUE
PRINCIPAL                                        SECURITY                                              (NOTE 1)
-------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - (7.61%)

  $1,219,275,000      Nomura Securities International, Inc. Repurchase Agreement, 5.75%,
                         02/01/01, dated 01/31/01, repurchase value of $1,219,469,745
                         (collateralized by: U.S. Government obligations in a pooled
                          cash account, total market value $1,243,660,500) ................  $   1,219,275,000
     509,111,000      PaineWebber Inc. Repurchase Agreement, 5.75%, 02/01/01,
                         dated 01/31/01, repurchase value of $509,192,316
                         (collateralized by: U.S. Government obligations in a pooled
                          cash account, total market value $519,293,220)...................        509,111,000
                                                                                             -----------------

                      Total Short Term Investments  - (identified cost $1,728,386,000).....      1,728,386,000
                                                                                             -----------------

                           Total Investments - (identified cost $17,611,698,128)
                               (99.93%)(a)................................................      22,696,321,207
                           Other Assets Less Liabilities - (0.07%)........................          16,048,569
                                                                                             -----------------

                                    Net Assets - (100%)...................................   $  22,712,369,776
                                                                                             =================

(a) Aggregate cost for Federal Income Tax purposes is $17,611,698,128. At
January 31, 2001 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes was as follows:

                      Unrealized appreciation.............................................   $   6,265,379,039
                      Unrealized depreciation.............................................      (1,180,755,960)
                                                                                             -----------------
                           Net appreciation...............................................   $   5,084,623,079
                                                                                             =================

(b) Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer and is an affiliate, as defined in the Investment Company Act of 1940, at or during the six months ended January 31, 2001. The aggregate fair value of the securities of affiliated companies held by the Fund as of January 31, 2001 amounts to $1,397,646,833. Transactions during the period in which the issuers were affiliates are as follows:

                           Shares            Gross            Gross          Shares              Dividend
Security                   July  31, 2000    Additions        Reductions     January  31, 2001   Income
--------                   --------------    ---------        ----------     -----------------   ------
Dun & Bradstreet  Corp.            -           4,957,400          -              4,957,400           -
Golden West
      Financial Corp. (c)      9,570,700           -          2,544,500          7,026,200        502,462
Lexmark International, Inc.    6,212,800       1,534,800          -              7,747,600           -
Martin Marietta
     Materials, Inc.           4,036,700           -              -              4,036,700      1,130,276
Sealed Air Corp.               7,277,600       3,279,200                        10,556,800           -
Transatlantic Holdings, Inc.   3,309,300           -              -              3,309,300        893,511

(c) Not an affiliate as of January 31, 2001.

*    Non-Income Producing Security


SEE NOTES TO FINANCIAL STATEMENTS

DAVIS NEW YORK VENTURE FUND
STATEMENT OF ASSETS AND LIABILITIES
At January 31, 2001 (Unaudited)
===================================================================================================================
ASSETS:
     Investments in securities, at value (see accompanying Schedule of Investments)
         Unaffiliated companies (identified cost of $16,094,706,741)......................   $  21,298,674,374
         Affiliated companies (identified cost of $1,516,991,387).........................       1,397,646,833
     Collateral for securities loaned (Note 7)............................................         149,375,705
     Cash.................................................................................           1,758,177
     Receivables:
         Investment securities sold.......................................................          68,718,888
         Capital stock sold...............................................................         116,759,174
         Dividends and interest...........................................................          14,908,168
     Prepaid expenses.....................................................................             429,500
                                                                                             -----------------
              Total assets................................................................      23,048,270,819
                                                                                             -----------------

LIABILITIES:
     Return of collateral for securities loaned (Note 7)..................................         149,375,705
     Payables:
         Investment securities purchased..................................................         131,482,864
         Capital stock redeemed...........................................................          30,365,299
     Accrued expenses.....................................................................          24,677,175
                                                                                             -----------------
              Total liabilities...........................................................         335,901,043
                                                                                             -----------------
NET ASSETS ...............................................................................   $  22,712,369,776
                                                                                             =================


NET ASSETS CONSIST OF:
     Par value of shares of capital stock.................................................   $      39,438,911
     Additional paid-in capital...........................................................      17,419,323,732
     Net unrealized appreciation on investments...........................................       5,084,623,079
     Accumulated net investment loss......................................................          (3,708,267)
     Accumulated net realized gains from investments and foreign currency transactions....         172,692,321
                                                                                             -----------------
              Net assets..................................................................   $  22,712,369,776
                                                                                             =================




SEE NOTES TO FINANCIAL STATEMENTS



                                       14



DAVIS NEW YORK VENTURE FUND
STATEMENT OF ASSETS AND LIABILITIES - Continued
At January 31, 2001 (Unaudited)
===================================================================================================================


     CLASS A SHARES
         Net assets.......................................................................   $  11,013,665,849
         Shares outstanding...............................................................         377,581,620
         Net asset value and redemption price per share...................................           $   29.17
                                                                                                     =========
         Maximum offering price per share (100/95.25 of $29.17)*..........................           $   30.62
                                                                                                     =========
     CLASS B SHARES
         Net assets.......................................................................   $   6,613,629,210
         Shares outstanding...............................................................         233,919,339
         Net asset value and redemption price per share...................................           $   28.27
                                                                                                     =========
     CLASS C SHARES
         Net assets.......................................................................   $   3,848,044,303
         Shares outstanding...............................................................         135,300,060
         Net asset value and redemption price per share...................................           $   28.44
                                                                                                     =========
     CLASS Y SHARES
         Net assets.......................................................................   $   1,237,030,414
         Shares outstanding...............................................................          41,977,205
         Net asset value and redemption price per share...................................           $   29.47
                                                                                                     =========

*On purchases of $100,000 or more, the offering price is reduced.























SEE NOTES TO FINANCIAL STATEMENTS

DAVIS NEW YORK VENTURE FUND
STATEMENT OF OPERATIONS
For the six months ended January 31, 2001 (Unaudited)
===================================================================================================================
INVESTMENT INCOME:
     Income:
         Dividends
              Unaffiliated companies (Net of foreign withholding taxes of $323,685).......   $     96,020,671
              Affiliated companies........................................................          2,526,249
         Interest.........................................................................         56,389,412
         Lending fees.....................................................................            308,569
                                                                                             -----------------
                 Total income.............................................................        155,244,901

     Expenses:
         Management fees (Note 3)........................................  $    53,964,123
         Custodian fees..................................................        1,288,200
         Transfer agent fees
              Class A....................................................        4,448,713
              Class B....................................................        4,749,344
              Class C....................................................        2,118,600
              Class Y....................................................          243,603
         Audit fees......................................................           40,250
         Legal fees......................................................           85,106
         Accounting fees (Note 3)........................................          199,998
         Reports to shareholders.........................................        1,035,858
         Directors' fees and expenses....................................          157,080
         Registration and filing fees....................................          316,865
         Miscellaneous...................................................           18,624
         Payments under distribution plan (Note 4)
              Class A....................................................        12,352,901
              Class B....................................................        30,695,383
              Class C....................................................        17,123,009
                                                                            ---------------
                  Total expenses..........................................................         128,837,657
                  Expenses paid indirectly  (Note 6)......................................             (57,574)
                                                                                             -----------------
                  Net expenses............................................................         128,780,083
                                                                                             -----------------
                      Net investment income...............................................          26,464,818
                                                                                             -----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized gain (loss) from investment transactions:
         Unaffiliated companies...........................................................         457,474,482
         Affiliated companies.............................................................          33,715,563
         Foreign currency transactions....................................................          (4,432,007)
     Net increase in unrealized appreciation of investments...............................         422,317,271
                                                                                             -----------------
     Net realized and unrealized gain on investments......................................         909,075,309
                                                                                             -----------------
                  Net increase in net assets resulting from operations....................   $     935,540,127
                                                                                             =================


SEE NOTES TO FINANCIAL STATEMENTS

DAVIS NEW YORK VENTURE FUND
STATEMENT OF CHANGES IN NET ASSETS
===================================================================================================================
                                                                                  SIX
                                                                               MONTHS ENDED
                                                                                JANUARY 31,        YEAR ENDED
                                                                                  2001              JULY 31,
                                                                              (UNAUDITED)             2000
                                                                              -----------             ----
OPERATIONS:

     Net investment income (loss)......................................  $      26,464,818   $      (6,963,805)
     Net realized gain from investments and
         foreign currency  transactions................................        486,758,038       1,529,632,532
     Increase in unrealized appreciation of investments................        422,317,271         392,108,850
                                                                         -----------------   -----------------
         Net increase in net assets resulting
              from operations..........................................        935,540,127       1,914,777,577

DIVIDENDS AND DISTRIBUTIONS TO
   SHAREHOLDERS FROM:

     Net investment income:
         Class A  .....................................................        (18,250,825)           (694,646)
         Class B  .....................................................             -                   -
         Class C  .....................................................             -                   -
         Class Y  .....................................................         (5,099,075)         (2,087,878)

     Realized gains from investment transactions:
         Class A  .....................................................       (877,918,456)       (170,895,346)
         Class B  .....................................................       (542,923,130)       (105,338,465)
         Class C  .....................................................       (305,181,588)        (47,031,142)
         Class Y  .....................................................        (96,153,980)        (17,867,519)

CAPITAL SHARE TRANSACTIONS:
     Net increase in net assets resulting from capital share transactions
           (Note 5)
         Class A  .....................................................      1,894,281,673       1,276,507,029
         Class B  .....................................................      1,173,726,785         865,593,448
         Class C  .....................................................        986,123,764         877,843,008
         Class Y  .....................................................        279,072,035         183,188,673
                                                                         -----------------   -----------------

     Total increase in net assets......................................      3,423,217,330       4,773,994,739

NET ASSETS:

     Beginning of period...............................................     19,289,152,446      14,515,157,707
                                                                         -----------------   -----------------
     End of period (including accumulated net investment loss
     of ($3,708,267) and ($6,823,185), respectively)...................  $  22,712,369,776   $  19,289,152,446
                                                                         =================   =================



SEE NOTES TO FINANCIAL STATEMENTS

DAVIS NEW YORK VENTURE FUND
NOTES TO FINANCIAL STATEMENTS
January  31, 2001 (Unaudited)
================================================================================


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       The Fund is a separate series of Davis New York Venture Fund, Inc., which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is growth of capital. The Fund offers shares in four classes, Class A, Class B, Class C and Class Y. The Class A shares are sold with a front-end sales charge and the Class B and Class C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Class Y shares are sold at net asset value and are not subject to any contingent deferred sales charge. Class Y shares are only available to certain qualified investors. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class are charged against the operations of that class. All classes have identical rights with respect to voting (exclusive of each Class's distribution arrangement), liquidation and distributions. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION - Portfolio securities traded on national securities exchanges are valued at the published last sales prices on the exchange, or, in the absence of recorded sales, at the average of closing bid and asked prices on such exchange. Over-the-counter securities are valued at the average of closing bid and asked prices. If no quotations are available, the fair value of the investment is determined by or at the direction of the Board of Directors. Investments in short-term securities (maturing in sixty days or less) are valued at amortized cost unless the Board of Directors determines that such cost is not a fair value. The valuation procedures are reviewed and subject to approval by the Board of Directors.

CURRENCY TRANSLATION - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. dollar based upon the mean between the bid and offered quotations of the currencies against U.S. dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

FOREIGN CURRENCY - The Fund may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Fund to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

Reported net realized foreign exchange gains or losses arise from sales and maturities, of investments, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Fund includes foreign currency gains and losses realized on the sale of investments together with market gains and losses on such investments in the statement of operations.

DAVIS NEW YORK VENTURE FUND
NOTES TO FINANCIAL STATEMENTS - Continued
January  31, 2001 (Unaudited)

================================================================================

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

FEDERAL INCOME TAXES - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for federal income or excise tax is required.

SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded on the ex-dividend date. The character of the distributions made during the year from net investment income may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or gain was recorded by the Fund. The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations.

USE OF ESTIMATES IN FINANCIAL STATEMENTS - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

       Purchases and sales of investment securities (excluding short-term securities) for the six months ended January 31, 2001, were $3,656,186,640 and $1,156,935,328 respectively.

NOTE 3 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

       Advisory fees are paid to Davis Selected Advisers, L.P. (the "Adviser") at the annual rate of 0.75% of the average net assets for the first $250 million, 0.65% of the average net assets on the next $250 million, 0.55% of the average net assets on the next $2.5 billion, 0.54% of the average net assets on the next $1 billion, 0.53% of the average net assets on the next $1 billion, 0.52% of the average net assets on the next $1 billion, 0.51% of the average net assets on the next $1 billion and 0.50% of the average net assets in excess of $7 billion. Management fees paid during the six months ended January 31, 2001, approximated 0.51% of average net assets.

       The Adviser is paid for registering Fund shares for sale in various states. The fee for the six months ended January 31, 2001, amounted to $7,002. State Street Bank & Trust Co. ("State Street Bank") is the Fund's primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee for these services for the six months ended January 31, 2001, amounted to $975,917. State Street Bank is the Fund's primary accounting provider. Fees for such services are included in the custodian fee as State Street Bank also serves as the Funds' custodian. The Adviser is also paid for certain accounting services. The fee amounted to $199,998 for the six months ended January 31, 2001. Certain directors and the officers of the Fund are also directors and officers of the general partner of the Adviser.

DAVIS NEW YORK VENTURE FUND
NOTES TO FINANCIAL STATEMENTS - Continued
January 31, 2001 (Unaudited)

================================================================================
NOTE 3 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH
AFFILIATES - CONTINUED

       Davis Selected Advisers-NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund. DSA-NY performs research and portfolio management services for the Fund under a Sub-Advisory Agreement with the Adviser. The Fund pays no fees directly to DSA-NY.

       The Fund has adopted procedures to treat Shelby Cullom Davis & Co. ("SCD") as an affiliate of the Adviser. During the six months ended January 31, 2001, SCD received $140,805 in commission on the purchases and sales of portfolio securities in the Fund.

NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES

       CLASS A SHARES

       Class A shares of the Fund are sold at net asset value plus a sales charge and are redeemed at net asset value.

       During the six months ended January 31, 2001, Davis Distributors, LLC, the Fund's Underwriter (the "Underwriter" or "Distributor") received $11,082,642 from commissions earned on sales of Class A shares of the Fund, of which $1,476,155 was retained by the Underwriter and the remaining $9,606,487 was reallowed to investment dealers. The Underwriter paid the costs of prospectuses in excess of those required to be filed as part of the Fund's registration statement, sales literature and other expenses assumed or incurred by it in connection with such sales.

       The Underwriter is reimbursed for amounts paid to dealers as a service fee with respect to Class A shares sold by dealers which remain outstanding during the period. The service fee is paid at an annual rate up to 1/4 of 1% of the average net assets maintained by the responsible dealers. The Underwriter is not reimbursed for accounts for which the Underwriter pays no service fees to other firms. The service fee for Class A shares of the Fund for the six months ended January 31, 2001 was $12,352,901.

       CLASS B SHARES

       Class B shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge if redeemed within six years of purchase.

       The Fund pays a distribution fee to reimburse the Distributor for commission advances on the sale of the Fund's Class B shares. The National Association of Securities Dealers, Inc., ("NASD") limits the percentage of the Fund's average annual net assets attributable to Class B shares which may be used to reimburse the Distributor. The limit is 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rule also limits the aggregate amount the Fund may pay for distribution to 6.25% of gross Fund sales since inception of the Rule 12b-1 plan, plus interest, at 1% over the prime rate on unpaid amounts. The Distributor intends to seek full payment (plus interest at prime plus 1%) of distribution charges that exceed the 1% annual limit in some future period or periods when the plan limits have not been reached.

        During the six months ended January 31, 2000, Class B shares of the Fund made distribution plan payments which included distribution fees of $23,035,897 and service fees of $7,659,486.

DAVIS NEW YORK VENTURE FUND
NOTES TO FINANCIAL STATEMENTS - Continued
January  31, 2001 (Unaudited)

================================================================================

NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES - CONTINUED

       CLASS B SHARES - CONTINUED

       Commission advances by the Distributor during the six months ended January 31, 2001 on the sale of Class B shares of the Fund amounted to $36,376,002, of which $33,826,204 was reallowed to qualified selling dealers.

       The Distributor intends to seek payment from Class B shares of the Fund in the amount of $307,616,326 representing the cumulative commission advances by the Distributor on the sale of the Fund's Class B shares, plus interest, reduced by cumulative distribution fees paid by the Fund and cumulative contingent deferred sales charges paid by redeeming shareholders. The Fund has no contractual obligation to pay any such distribution charges and the amount, if any, timing and condition of such payment are solely within the discretion of the Directors who are not interested persons of the Fund or the Distributor.

       A contingent deferred sales charge is imposed upon redemption of certain Class B shares of the Fund within six years of the original purchase. The charge is a declining percentage starting at 4% of the lesser of net asset value of the shares redeemed or the total cost of such shares. During the six months ended January 31, 2001 the Distributor received $3,875,711 in contingent deferred sales charges from Class B shares of the Fund.

       CLASS C SHARES

       Class C shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge of 1% if redeemed within one year of purchase. The Fund pays the Distributor 1% of the Fund's average annual net assets attributable to Class C shares, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees.

       During the six months ended January 31, 2001, Class C shares of the Fund made distribution plan payments which included distribution fees of $12,842,257 and service fees of $4,280,752. During the six months ended January 31, 2001, the Distributor received $385,700 in contingent deferred sales charges from Class C shares of the Fund.

NOTE 5 - CAPITAL STOCK

       At January 31, 2001, there were 3,000,000,000 shares of capital stock ($0.05 par value per share) authorized, 2,000,000,000 of which shares are classified as Davis New York Venture Fund. Transactions in capital stock were as follows:

CLASS A                                                 SIX MONTHS ENDED
                                                        JANUARY 31, 2001                  YEAR ENDED
                                                           (UNAUDITED)                   JULY 31, 2000
                                                 ------------------------------- ------------------------------
                                                    SHARES           AMOUNT        SHARES          AMOUNT
                                                    -------          ------        -------         -------
Shares subscribed..............................     67,579,447 $   2,028,029,461    96,338,453 $  2,846,394,300
Shares issued in reinvestment of distributions.     30,600,216       824,676,180     5,696,486      156,911,288
                                                 ------------- -----------------  ------------ ----------------
                                                    98,179,663     2,852,705,641   102,034,939    3,003,305,588
Shares redeemed................................    (31,925,429)     (958,423,968) (59,128,810)   (1,726,798,559)
                                                 ------------- -----------------  ------------ ----------------
     Net increase..............................     66,254,234 $   1,894,281,673    42,906,129 $  1,276,507,029
                                                 ============= =================  ============ ================

DAVIS NEW YORK VENTURE FUND
NOTES TO FINANCIAL STATEMENTS - Continued
January 31, 2001 (Unaudited)

================================================================================

NOTE 5 - CAPITAL STOCK - CONTINUED

CLASS B
-------                                                 SIX MONTHS ENDED
                                                        JANUARY 31, 2001                  YEAR ENDED
                                                           (UNAUDITED)                   JULY 31, 2000
                                                 ------------------------------- ------------------------------
                                                    SHARES           AMOUNT        SHARES          AMOUNT
                                                    ------           ------        ------          ------
Shares subscribed..............................     32,342,764  $    944,196,110    49,854,330 $  1,432,696,474
Shares issued in reinvestment of distributions.     19,232,932       503,133,866     3,647,578       98,375,709
                                                 -------------  ----------------  ------------ ----------------
                                                    51,575,696     1,447,329,976    53,501,908    1,531,072,183
Shares redeemed................................     (9,421,109)     (273,603,191)  (23,373,312)    (665,478,735)
                                                 -------------  ----------------  ------------ ----------------
     Net increase..............................     42,154,587  $  1,173,726,785    30,128,596 $    865,593,448
                                                 =============  ================  ============ ================
CLASS C                                                 SIX MONTHS ENDED
-------                                                 JANUARY 31, 2001                  YEAR ENDED
                                                           (UNAUDITED)                   JULY 31, 2000
                                                 -------------------------------  ---------------------------
                                                    SHARES           AMOUNT        SHARES          AMOUNT
                                                    ------           ------        ------          ------
Shares subscribed..............................     29,851,373  $    876,820,819    40,532,989 $ 1,179,420,095
Shares issued in reinvestment of distributions.     10,729,195       282,305,187     1,594,446      43,222,611
                                                 -------------  ----------------  ------------ ---------------
                                                    40,580,568     1,159,126,006    42,127,435   1,222,642,706
Shares redeemed................................     (5,962,947)     (173,002,242)  (12,089,633)   (344,799,698)
                                                 -------------  ----------------  ------------ ---------------

     Net increase..............................     34,617,621  $    986,123,764    30,037,802 $   877,843,008
                                                 =============  ================  ============ ===============

CLASS Y                                                 SIX MONTHS ENDED
-------                                                 JANUARY 31, 2001                  YEAR ENDED
                                                           (UNAUDITED)                   JULY 31, 2000
                                                 ------------------------------- ----------------------------
                                                    SHARES           AMOUNT        SHARES          AMOUNT
                                                    ------           ------        ------          ------
Shares subscribed..............................      9,608,092  $    292,702,668    13,446,881 $   395,552,792
Shares issued in reinvestment of distributions.      3,185,751        86,652,409       608,968      16,926,097
                                                 -------------  ----------------  ------------ ---------------
                                                    12,793,843       379,355,077    14,055,849     412,478,889
Shares redeemed................................     (3,293,320)     (100,283,042)   (7,777,795)   (229,290,216)
                                                 -------------  ----------------  ------------ ---------------

     Net increase..............................      9,500,523  $    279,072,035     6,278,054 $   183,188,673
                                                 =============  ================  ============ ===============

NOTE 6 - CUSTODIAN FEES

          Under an agreement with the custodian bank, custodian fees are reduced for earnings on cash balances maintained at the custodian by the Fund. Such reductions amounted to $57,574 during the six months ended January 31, 2001.

NOTE 7 - SECURITIES LOANED

          Davis New York Venture Fund (the "Fund") has entered into a securities lending arrangement with PaineWebber, Inc. Under the terms of the agreement, the Fund receives fee income from lending transactions; in exchange for such fees, PaineWebber, Inc. is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal to the value of the securities loaned. Cash collateral is invested by the Adviser in money market instruments. As of January 31, 2001, the Fund had on loan securities valued at $144,685,741; cash of $149,375,705 was received as collateral for the loans and has been invested in approved instruments. The Fund bears the risk of any deficiency in the amount of the collateral available for return to a borrower due to a loss in an approved investment.

DAVIS NEW YORK VENTURE FUND
NOTES TO FINANCIAL STATEMENTS - Continued
January 31, 2001 (Unaudited)

================================================================================


NOTE 8 - MATTERS SUBMITTED TO A VOTE OF SHAREHOLDERS
          A special meeting of shareholders was held on December 1, 2000. The number of votes necessary to conduct the meeting and approve each proposal was obtained. The results of the votes of shareholders are listed below by proposal.

                                                For                     Withheld
----------------------------------------------------------------------------------
PROPOSAL 1
Election of Directors

Wesley E. Bass, Jr.                         11,333,127,244             121,624,025
Jeremy H. Biggs                             11,333,007,533             121,743,736
Marc P. Blum                                11,332,235,810             122,515,459
Andrew  A. Davis                            11,332,587,195             122,164,074
Christopher C. Davis                        11,333,000,320             121,750,949
Jerry D. Geist                              11,332,834,223             121,917,046
D. James Guzy                               11,332,996,604             121,754,665
G. Bernard Hamilton                         11,332,911,028             121,840,241
Laurence W. Levine                          11,332,428,329             122,322,940
Christian R. Sonne                          11,333,162,796             121,588,473
Marsha Williams                             11,332,203,109             122,548,160

                                                  For                    Against                 Abstained
-------------------------------------------------------------------------------------------------------------
PROPOSAL 2
To approve of the New Advisory and Sub-Advisory Agreements with Davis Selected
Advisers, L.P., and its wholly owned subsidiary, Davis Selected Advisers - NY,
Inc.

                                              11,007,233,417             87,678,833              359,839,019

PROPOSAL 3A
To amend fundamental policies regarding diversification

                                               8,164,899,132            172,696,265               387,578,961

PROPOSAL 3B
To amend fundamental policies regarding concentration

                                               8,111,063,669            164,114,366               449,996,322

PROPOSAL 3C
To amend fundamental policies regarding senior securities

                                               8,111,758,816            160,488,737               452,926,805






                                       23





DAVIS NEW YORK VENTURE FUND
NOTES TO FINANCIAL STATEMENTS - Continued
January 31, 2001 (Unaudited)

===================================================================================================================

NOTE 8 - MATTERS SUBMITTED TO A VOTE OF SHAREHOLDERS - CONTINUED

                                                 For                     Against                 Abstained
--------------------------------------------------------------------------------------------------------------------
PROPOSAL 3D
To amend fundamental policies regarding borrowing

                                            8,019,334,792              291,991,471               413,848,095

PROPOSAL 3E
To amend fundamental policies regarding underwriting

                                            8,047,682,928              263,859,703               413,631,726

PROPOSAL 3F
To amend fundamental policies regarding investments in commodities and real estate

                                            8,046,007,381              276,668,932               402,498,044

PROPOSAL 3G
To amend fundamental policies regarding making loans

                                            8,060,516,155              250,155,518               414,502,684

PROPOSAL 3H
To eliminate the fundamental policy regarding investments in unseasoned issuers

                                            7,988,533,814              319,301,254               417,339,289

PROPOSAL 3I
To eliminate the fundamental policy regarding investments in options

                                            7,964,208,971              345,742,870               415,222,516

PROPOSAL 3J
To eliminate the fundamental policy regarding investments in other investment companies

                                            8,068,602,120              248,982,411               407,589,827

PROPOSAL 3K
To eliminate the fundamental policies regarding short selling, margin and arbitrage

                                            7,944,988,347              364,565,637               415,620,342

                                       24

DAVIS NEW YORK VENTURE FUND
NOTES TO FINANCIAL STATEMENTS - Continued
January 31, 2001 (Unaudited)

===================================================================================================================

NOTE 8 - MATTERS SUBMITTED TO A VOTE OF SHAREHOLDERS - CONTINUED

                                                 For                     Against                 Abstained
--------------------------------------------------------------------------------------------------------------------
PROPOSAL 3L
To eliminate the fundamental policy regarding investing for control

                                            8,067,527,814              240,659,696               416,986,848

PROPOSAL 3M
To eliminate the fundamental policy regarding investments in companies with affiliated ownership

                                            8,004,622,059              307,943,069               412,609,229

PROPOSAL 3N
To eliminate the fundamental policy regarding investments in illiquid securities

                                            8,105,139,422              178,913,028               441,121,907

PROPOSAL 3O
To eliminate the fundamental policy making the investment objective fundamental

                                            8,060,042,693              260,996,102               404,135,562

PROPOSAL 4
To ratify the selection of KPMG LLP as independent accountants of the Fund

                                            9,981,082,889            1,081,982,147               391,686,233


DAVIS NEW YORK VENTURE FUND
FINANCIAL HIGHLIGHTS
CLASS A

================================================================================

Financial Highlights for a share of capital stock outstanding throughout each period.


                                                  SIX MONTHS
                                                     ENDED                         YEAR ENDED JULY 31,
                                                    1/31/01         -----------------------------------------------
                                                  (UNAUDITED)      2000       1999        1998         1997      1996
                                                   ----------      ----       ----        ----         ----      ----
Net Asset Value, Beginning of Period........     $ 30.64       $ 27.73   $ 24.31     $ 22.91     $  15.24   $  14.56
                                                 -------       -------   -------     -------     --------   --------

Income From Investment Operations
---------------------------------
     Net Investment Income..................         .07           .08       .14         .20          .18        .20
     Net Realized and Unrealized Gains......        1.15          3.45      3.87        2.26         8.37       1.64
                                                 -------       -------   -------     -------     --------   --------
       Total From Investment Operations.....        1.22          3.53      4.01        2.46         8.55       1.84

Dividends and Distributions
---------------------------
     Dividends from Net Investment Income...        (.05)           -4      (.11)       (.23)        (.18)      (.15)
     Distributions from Realized Gains......       (2.64)         (.62)     (.48)       (.83)        (.70)     (1.01)
                                                 -------       -------   -------     -------     --------   --------
       Total  Dividends and Distributions...       (2.69)         (.62)     (.59)      (1.06)        (.88)     (1.16)
                                               ---------     --------- ---------   ---------     --------   --------

Net Asset Value, End  of Period.............     $ 29.17       $ 30.64   $ 27.73     $ 24.31     $  22.91   $  15.24
                                                 =======       =======   =======     =======     ========   ========

Total Return (1)............................       4.72%         12.99%    16.85%     11.16%        57.83%    13.04%
-------------

Ratios/Supplemental Data
-------------------------

     Net Assets, End of Period (000,000
       omitted).............................     $11,014         $9,539    $7,443     $6,458        $4,055    $2,151


     Ratio of Expenses to Average Net Assets       .87%*           .88%      .90%       .91%          .89%      .87%(2)
     Ratio of Net Investment Income to
       Average Net Assets...................       .61%*           .31%      .56%       .80%          .98%     1.30%
       Net Assets...........................
     Portfolio Turnover Rate(3).............         6%             29%       25%        11%           24%       19%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) In 1996, the ratio of expenses to average net assets included the reduction of custodian fees.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(4) Less than $0.005 per share.


*  Annualized.





SEE NOTES TO FINANCIAL STATEMENTS

DAVIS NEW YORK VENTURE FUND
FINANCIAL HIGHLIGHTS
CLASS B

================================================================================

Financial Highlights for a share of capital stock outstanding throughout each period.



                                               SIX MONTHS
                                                 ENDED                        YEAR ENDED JULY 31,
                                                1/31/01      ----------------------------------------------------
                                               (UNAUDITED)    2000       1999      1998        1997       1996
                                               -----------    ----       ----      ----        ----       ----

Net Asset Value, Beginning of Period.......... $    29.85    $  27.25  $  24.00  $  22.64     $ 15.08    $ 14.43
                                               ----------    --------  --------- --------     -------    -------

Income From Investment Operations
---------------------------------
     Net Investment Income (Loss).............       (.09)       (.23)      (.14)      .01        .01        .04
     Net Realized and Unrealized Gains........       1.15        3.45       3.87      2.23       8.29       1.62
                                               ----------    --------  --------- ---------    -------    -------

       Total From Investment Operations.......       1.06        3.22       3.73     2.24        8.30       1.66

Dividends and Distributions
---------------------------
     Dividends from Net Investment Income......         -          -          -      (.05)       (.04)      -
     Distributions from Realized Gains.........     (2.64)       (.62)      (.48)    (.83)       (.70)     (1.01)
                                               ----------    --------   -------- --------   ---------  ---------
       Total Dividends and Distributions.......     (2.64)       (.62)      (.48)    (.88)       (.74)     (1.01)
                                               ----------    --------   -------- --------   ---------  ---------

Net Asset Value, End  of Period............... $    28.27    $  29.85   $  27.25  $  24.00     $ 22.64    $ 15.08
                                               ==========    ========   ========  ========     =======    =======

Total Return (1)..............................      4.26%      12.06%     15.84%    10.22%       56.47%    11.81%
-------------


Ratios/Supplemental Data
------------------------
     Net Assets, End of Period (000,000
       omitted)............................... $    6,614      $5,724     $4,405    $3,123       $1,196       $289

     Ratio of Expenses to  Average Net
       Assets.................................     1.70%*        1.71%     1.74%     1.79%        1.79%(2)   1.73%
     Ratio of Net Investment Income (Loss)
       to Average Net Assets..................     (.22)%*      (.52)%    (.28)%    (.08)%         .07%       .44%
     Portfolio Turnover Rate(3)...............          6%         29%       25%       11%          24%        19%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of custodian fees under a custodian agreement was 1.78% for the year ended July 31, 1997. In 1996, such reductions were reflected in the expense ratios.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*  Annualized.







SEE NOTES TO FINANCIAL STATEMENTS

DAVIS NEW YORK VENTURE FUND
FINANCIAL HIGHLIGHTS
CLASS C

================================================================================

Financial Highlights for a share of capital stock outstanding throughout each period.


                                               SIX MONTHS
                                                  ENDED                     YEAR ENDED JULY 31,
                                                 1/31/01     -----------------------------------------------
                                               (UNAUDITED)      2000        1999       1998       1997        1996
                                               -----------      ----        ----       ----       ----        ----

Net Asset Value, Beginning of Period........   $  30.00      $  27.38    $  24.09   $  22.72    $  15.12   $  14.47
                                               --------      --------    --------   --------    --------   --------

Income From Investment Operations
---------------------------------
     Net Investment Income (Loss)...........       (.07)         (.21)       (.10)       .02         .02        .04
     Net Realized and Unrealized Gains......       1.15          3.45        3.87       2.24        8.32       1.62
                                               --------      --------    --------   --------    --------   --------
       Total From Investment Operations.....       1.08         3.24         3.77       2.26        8.34       1.66

Dividends and Distributions
---------------------------
     Dividends from Net Investment Income...        -             -           -         (.06)       (.04)      -
     Distributions from Realized Gains......      (2.64)         (.62)       (.48)      (.83)       (.70)     (1.01)
                                               --------      --------    --------   --------    --------   --------
       Total Dividends and Distributions....      (2.64)         (.62)       (.48)      (.89)       (.74)     (1.01)
                                               --------      --------    --------   --------    --------   --------

Net Asset Value, End  of Period.............   $  28.44      $  30.00    $  27.38   $  24.09    $  22.72   $  15.12
                                               ========      ========    ========   ========    ========   ========

Total Return (1)............................      4.31%        12.07%      15.95%     10.27%      56.59%     11.78%



Ratios/Supplemental Data
------------------------

     Net Assets, End of Period (000,000
       omitted).............................     $3,848        $3,021      $1,934    $1,391         $573       $117
     Ratio of Expenses to  Average Net
       Assets...............................     1.67%*         1.69%        1.72%    1.71%        1.73%      1.73%(2)
     Ratio of Net Investment Income (Loss)
       to Average Net Assets................    (.19)%*        (.50)%       (.26)%     .00%         .13%        .44%
     Portfolio Turnover Rate(3).............         6%           29%          25%      11%          24%         19%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) In 1996, the ratio of expenses to average net assets included the reduction of custodian fees.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*  Annualized








SEE NOTES TO FINANCIAL STATEMENTS

DAVIS NEW YORK VENTURE FUND
FINANCIAL HIGHLIGHTS
CLASS Y

================================================================================

Financial Highlights for a share of capital stock outstanding throughout each period.



                                            SIX MONTHS                                           OCTOBER 2, 1996
                                               ENDED               YEAR ENDED JULY 31,         (INCEPTION OF CLASS)
                                             1/31/01        ----------------------------------       THROUGH
                                            (UNAUDITED)        2000         1999       1998       JULY 31, 1997
                                            -----------        ----           ----       ----     -------------

Net Asset Value, Beginning of Period.....    $  30.96       $  28.00      $  24.55    $  23.12     $  16.66
                                             --------       --------      --------    --------     --------

Income From Investment Operations
---------------------------------
     Net Investment Income...............         .14            .20           .25         .24          .15
     Net Realized and Unrealized Gains...        1.15           3.45          3.87        2.31         7.07
                                             --------       --------      --------    --------     --------
       Total From Investment Operations..        1.29           3.65          4.12        2.55         7.22

Dividends and Distributions
---------------------------
     Dividends from Net Investment Income        (.14)          (.07)         (.19)       (.29)        (.06)
     Distributions from Realized Gains...       (2.64)          (.62)         (.48)       (.83)        (.70)
                                             --------       --------      --------    --------     --------
       Total  Dividends and Distributions       (2.78)          (.69)         (.67)      (1.12)        (.76)
                                             --------       --------      --------    --------     --------

Net Asset Value, End  of Period..........    $  29.47       $  30.96      $  28.00    $  24.55     $  23.12
                                             ========       ========      ========    ========     ========

Total Return (1).........................       4.92%         13.33%        17.19%      11.48%       44.71%
-------------

Ratios/Supplemental Data
------------------------
     Net Assets, End of Period (000,000
       omitted)...........................     $1,237         $1,005          $734       $775          $534
     Ratio of Expenses to  Average Net
       Assets.............................      .59%*           .60%          .62%       .59%         .62%*
     Ratio of Net Investment Income to
       Average Net Assets.................      .89%*           .59%          .84%      1.12%        1.19%*
     Portfolio Turnover Rate(2)...........         6%            29%           25%        11%           24%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.


*  Annualized.









SEE NOTES TO FINANCIAL STATEMENTS

                                 DAVIS NEW YORK
                                  VENTURE FUND
                  2949 East Elvira Road, Tucson, Arizona 85706
================================================================================

           DIRECTORS                    OFFICERS
           Wesley E. Bass, Jr.          Jeremy H. Biggs
           Jeremy H. Biggs                  Chairman
           Marc P. Blum                 Christopher C. Davis
           Andrew  A. Davis                 President
           Christopher C. Davis         Kenneth C. Eich
           Jerry D. Geist                   Vice President
           D. James Guzy                Sharra L. Reed
           G. Bernard Hamilton              Vice President,
           Laurence W. Levine                Treasurer & Assistant Secretary
           Theodore B. Smith, Jr.       Thomas D. Tays
           Christian R. Sonne               Vice President & Secretary
           Marsha Williams              Andrew A. Davis
                                            Vice President







INVESTMENT ADVISER
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite101
Tucson, Arizona  85706
(800) 279-0279

DISTRIBUTOR
Davis Distributors, LLC
2949 East Elvira Road, Suite101
Tucson, Arizona  85706

TRANSFER AGENT & CUSTODIAN
State Street Bank and Trust Company
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

COUNSEL
D'Ancona & Pflaum, LLC
111 E. Wacker Drive, Suite 2800
Chicago, Illinois  60601-4205

AUDITORS
KPMG LLP
707 Seventeenth Street
Suite 2300
Denver, Colorado 80202

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FOR MORE INFORMATION ABOUT DAVIS NEW YORK VENTURE FUND INCLUDING MANAGEMENT
FEES, CHARGES AND EXPENSES, SEE THE CURRENT PROSPECTUS WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT.

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